Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 1 TO SALE AND CONTRIBUTION AGREEMENT

This AMENDMENT NO. 1 TO SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of October 20, 2023, is by and among Mativ Receivables LLC, a Delaware limited liability company (the “Buyer”), Mativ Holdings, Inc. (f/k/a Schweitzer-Maudit International, Inc.), a Delaware corporation (“Mativ”) as servicer (in such capacity, the “Servicer”) and as the exiting Originator (in such capacity, the “Exiting Originator”), and each of the entities identified on the signature pages hereto as Remaining Originators (each a “Remaining Originator”, and collectively, the “Remaining Originators”). Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in the Sale and Contribution Agreement described in the recitals below.

RECITALS

WHEREAS, the Buyer, the Servicer, the Exiting Originator and the Remaining Originators have entered into that certain Sale and Contribution Agreement, dated as of December 23, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”);

WHEREAS, the Exiting Originator is being removed from the Sale and Contribution Agreement as an Originator thereunder as of the date hereof;

WHEREAS, concurrently herewith, the Buyer, as seller, the Servicer are entering into that certain Amendment No. 1 to the Receivables Purchase Agreement, dated as of the date hereof (the “RPA Amendment”), among the Buyer, the Servicer, the Purchasers party thereto, the Administrative Agent and the Structuring Agent; and

WHEREAS, the Buyer, the Exiting Originator and the Remaining Originators desire to amend the Sale and Contribution Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings ascribed thereto in, or by reference in, the Sale and Contribution Agreement.

2. Amendments to the Sale and Contribution Agreement. The Sale and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages of the Sale and Contribution Agreement attached hereto as Exhibit A.

3. Release of Exiting Originator. The parties hereto hereby agree that effective as of the date hereof, the Exiting Originator shall no longer (a) be party to the Sale and Contribution Agreement or any other Transaction Document and shall no longer have any obligations, liabilities or rights thereunder (other than such obligations which by their express terms survive termination of the Agreement or such other Transaction Document) as an Originator or (b) sell or contribute any Receivables or Related Rights to Buyer pursuant to the Sale and Contribution Agreement or otherwise.

4. [Reserved]

5. Representations and Warranties. Each of the Buyer, the Exiting Originator and the Remaining Originators hereby represent and warrant to each of the other parties hereto as of the date hereof as follows:

(a)

Representations and Warranties. The representations and warranties made by such Person in each of the Transaction Documents are true and correct in all material respects on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date.

(b)

Power and Authority; Due Authorization. Such Person (i) has all necessary power and authority to (A) execute and deliver this Amendment and (B) perform its obligations under this Amendment, the Sale and Contribution Agreement and the other Transaction Documents and to which it is a party and (ii) has duly authorized by all necessary organizational action the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Sale and Contribution Agreement.

(c)

Binding Obligations. This Amendment has been duly authorized, validly executed and delivered by such Person and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)

No Termination Event. No Termination Event, Event of Default or Potential Default has occurred and is continuing, and no Termination Event, Event of Default or Potential Default would result after giving effect to this Amendment or the transactions contemplated hereby.

6. Effect of Amendment; Ratification. All provisions of the Sale and Contribution Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified and confirmed in all respects. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Sale and Contribution Agreement or any other Transaction Document other than as expressly set forth herein. After this Amendment becomes effective, all references in the Sale and Contribution Agreement (or in any other Transaction Document) to “the Sale and Contribution Agreement”, “this Agreement”, “hereof”, “herein”, or words of similar effect, in each case referring to the Sale and Contribution Agreement, shall be deemed to be references to the Sale and Contribution Agreement as amended hereby.

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7. Effectiveness. This Amendment shall become effective as of the date hereof and concurrently with the effectiveness of the RPA Amendment, upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto.

8. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

9. Transaction Document. This Amendment shall constitute a Transaction Document for all purposes.

10. GOVERNING LAW. THIS AMENDMENT ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.

12. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the other Transaction Documents or any provision hereof or thereof.

13. No Proceeding. The Exiting Originator hereby agrees that it will not institute, or join any other Person in instituting, against the Buyer any Relief Proceeding for at least one year and one day following the Final Payout Date. The agreements in this Section 13 shall survive any termination of this Amendment, the Sale and Contribution Agreement or the Receivables Purchase Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

MATIV RECEIVABLES LLC,
as Buyer

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

MATIV HOLDINGS, INC.,
As the Servicer

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

EXITING ORIGINATOR

MATIV HOLDINGS, INC., as the Exiting Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

REMAINING ORIGINATIORS

ARGOTEC LLC,
as a Remaining Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

DELSTAR TECHNOLOGIES, INC.,
as a Remaining Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

SWM AMS LCC,
as a Remaining Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

SCAPA TAPES NORTH AMERICA LLC,
as a Remaining Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

NEENAH INC.,
as a Remaining Originator

By:	/s/ Greg Weitzel
Name:	Greg Weitzel
Title:	Chief Financial Officer

Exhibit A

[Amendments to the Agreement]

(Attached)

EXECUTION VERSION

EXHIBIT A TO AMENDMENT 1, DATED 20, 2023

SALE AND CONTRIBUTION AGREEMENT

Dated as of December 23, 2022

among

PERSONS LISTED AS ORIGINATORS ON SCHEDULE I HERETO,

as Originators,

MATIV HOLDINGS, INC..

as ~~an Originator and as~~ Servicer,

and

MATIV RECEIVABLES LLC,

as Buyer

This SALE AND CONTRIBUTION AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of December 23, 2022, is entered into among the PERSONS LISTED AS ORIGINATORS ON SCHEDULE I HERETO and each Person that becomes a party hereto as an Originator from time to time pursuant to Section 4.2 hereof (collectively, the “Originators” and each, an “Originator”), MATIV HOLDINGS, INC., a Delaware corporation (“Mativ”), as ~~an Originator and as~~ Servicer (the “Servicer”), and MATIV RECEIVABLES LLC, a Delaware limited liability company (the “Buyer”).

DEFINITIONS

Unless otherwise indicated herein, capitalized terms used and not otherwise defined in this Agreement are defined in the Receivables Purchase Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Buyer, as seller, the Servicer, the Persons from time to time party thereto as Purchasers, PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets, LLC, as Structuring Agent. The rules of construction set forth in Section 1.02 of the Receivables Purchase Agreement are hereby incorporated in this agreement by reference as if such rules of construction were set forth herein in their entirety.

BACKGROUND

1. The Buyer is a special purpose limited liability company, all of the issued and outstanding Equity Interests of which are owned by ~~Mativ~~Neenah (as defined herein).

2. The Originators generate Receivables in the ordinary course of their businesses. The Originators wish to sell (and, in the case of ~~Mativ~~Neenah, contribute) such Receivables and the Related Rights to the Buyer, and the Buyer is willing to purchase and accept such Receivables and Related Rights from the Originators, on the terms and subject to the conditions set forth herein.

3. The Originators and the Buyer intend each such sale and contribution described in paragraph 2 above to be a true sale and/or an absolute contribution and conveyance of Receivables and the Related Rights by each Originator to the Buyer, providing the Buyer with the full benefits of ownership of the Receivables, and the Originators and the Buyer do not intend the transactions hereunder to be characterized as a loan from the Buyer to any Originator.

4. The Buyer intends to sell and/or pledge the Receivables and the Related Rights to the Administrative Agent (for the benefit of the Purchasers) pursuant to the Receivables Purchase Agreement.

5. This Agreement constitutes a “Transfer Agreement” as such term is defined in the Receivables Purchase Agreement, and each Person from time to time party hereto as an Originator constitutes an “Originator” as such term is defined in the Receivables Purchase Agreement.

6. Concurrently herewith, the Buyer, as borrower, and Neenah ~~(as defined herein)~~, as lender, are entering into a Subordinated Loan Agreement substantially in the form attached as Exhibit B (the “Subordinated Loan Agreement”). As used herein, “Subordinated Loan” has the meaning set forth in the Subordinated Loan Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

SALES AND CONTRIBUTIONS

SECTION 1.1 Agreement to Sell and Contribute. On the terms and subject to the conditions set forth in this Agreement, each Originator agrees to sell to, and in the case of ~~MativNeenah~~, to contribute to the capital of, the Buyer, and the Buyer agrees to purchase and accept from each Originator, from time to time on or after the Closing Date but before the Sale and Contribution Termination Date (as defined in Section 1.4), all of such Originator’s right, title and interest in and to:

(a) each Receivable of such Originator that existed and was owing to such Originator at the closing of such Originator’s business on the Cut-Off Date (as defined below);

(b) each Receivable generated by such Originator from and including the Cut-Off Date to but excluding the Sale and Contribution Termination Date; and

(c) all Related Rights.

All sales and contributions of Receivables and Related Rights hereunder shall be made without recourse except as expressly set forth herein, but shall be made pursuant to, and in reliance upon, the representations, warranties and covenants of the Originators set forth in this Agreement. No obligation or liability to any Obligor on any Receivable or any related Contract is intended to be assumed by the Buyer (or its assignees) hereunder, and any such assumption is expressly disclaimed. The Buyer’s foregoing commitment to purchase and accept contributions of Receivables and Related Rights is herein called the “Purchase Facility.”

As used herein:

“Cut-Off Date” means (a) with respect to each Originator party hereto as of the date hereof, November 30, 2022, and (b) with respect to any other Originator that first becomes a party hereto after the date hereof, the Business Day prior to the date on which such Originator becomes a party hereto or such other date as the Buyer and such Originator agree to in writing.

“Neenah” means Neenah, Inc., a Delaware corporation and an Originator party hereto.

“Related Rights” means, with respect to any Receivable:

(d) any goods (including Returned Goods), and documentation of title evidencing the shipment or storage of any goods (including Returned Goods), the sale of which gave rise to such Receivable;

(e) all instruments and chattel paper that evidence such Receivable;

(f) all letter of credit rights and other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all UCC financing statements or similar filings relating thereto;

(g) all rights, interests and claims under the related Contracts and all guaranties, indemnities, insurance and other agreements (including the related Contract) or arrangements of whatever character from time to time, in each case, supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

(h) all books and records to the extent related to any of the foregoing, and all rights, remedies, powers, privileges, title and interest (but not obligations) in and to each Lock-Box and all Collection Accounts, into which any Collections or other proceeds with respect to such Receivables may be deposited, and any related investment property acquired with any such Collections or other proceeds (as such term is defined in the applicable UCC); and

(i) all Collections and other proceeds (as defined in the UCC) of such Receivable and any of the foregoing.

SECTION 1.2 Timing of Sales and Contributions.

(a) Closing Date Sales and Contributions. Effective on the Closing Date, each Originator hereby sells to, and Mativ hereby contributes to the capital of, the Buyer, and the Buyer hereby purchases and accepts, such Originator’s entire right, title and interest in, to and under (i) each Receivable that existed and was owing to such Originator at the Cut-Off Date, (ii) each Receivable generated by such Originator from and including the Cut-Off Date, to and including the Closing Date, and (iii) all Related Rights with respect thereto.

(b) Subsequent Sales and Contributions. After the Closing Date, until the Sale and Contribution Termination Date, each Receivable and the Related Rights generated by each Originator shall be, and shall be deemed to have been, sold or (in the case of ~~Mativ~~Neenah, contributed) by such Originator to the Buyer immediately (and without further action) upon the creation of such Receivable.

(c) the calculations of the Purchase Price for any Receivables as provided in Section 3.3(a) and (b); and

(d) the calculations of the increase in the capital account of ~~Mativ~~Neenah in the Buyer for contributions, and the decrease in the capital account of ~~Mativ~~Neenah in the Buyer for any distributions made during the calendar month immediately preceding such Monthly Purchase Record Date,

For the avoidance of doubt, no failure by any Servicer to maintain any Purchase Records, or the existence of any error therein, shall derogate from the Buyer’s and its assigns’, right, title and interest in, to or under any Receivables or Related Rights conveyed or purported to be conveyed, whether by purchase or contribution, to Buyer hereunder.

SECTION 2.2 Purchase Price Calculation.

(a) The “Purchase Price” to be paid to each Originator on any Payment Date in accordance with the terms of Article III for the Receivables and the Related Rights that are purchased hereunder from such Originator (other than ~~Mativ~~Neenah) shall be an amount equal to, with respect to each Receivable, the product of (i) lesser of (x) the face value, and (y) value assigned on the books and records of the applicable Originator, for such Receivable, multiplied by (ii) the Fair Market Value Discount. For such purpose “Fair Market Value Discount” shall be a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables after taking account of the time value of money based upon the anticipated dates of collection of the Receivables and the cost to Buyer of financing its investment in the Receivables during such period and the risk of nonpayment by the Obligors. The Originators and Buyer may agree from time to time to change the Fair Market Value Discount based on changes in one or more of such factors; provided that any change to the Fair Market Value Discount shall take effect as of the first day of a fiscal month, shall apply only prospectively and shall not affect the Purchase Price payment in respect of Receivables which came into existence during any calendar month ending prior to the calendar month during which the Originators and Buyer agree to make such change. As of the Closing Date, the Fair Market Value Discount is 99.00%.

(b) The increase in the ~~Mativ’s~~Neenah’s capital account on any Payment Date in accordance with the terms of Article III for the Receivables and the Related Rights that are contributed by ~~Mativ~~Neenah shall be an amount equal to the Purchase Price for such Receivable.

(c) “Payment Date” means (i) the Closing Date and (ii) each Business Day thereafter that the Originators are open for business.

(d) Notwithstanding anything to the contrary, the sale and/or contribution of Receivables and the application of proceeds with respect thereto shall occur daily; provided that settlement as to the reporting or presentation of such transactions shall occur on the Monthly Purchase Record Date.

ARTICLE III

PURCHASE PRICE PAYMENTS AND CAPITAL CONTRIBUTIONS

SECTION 3.1 Purchase Price Payments and Capital Contributions. On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to pay to each Originator the Purchase Price for the Receivables sold to the Buyer by such Originator on each Payment Date as follows (and in the following order of priority):

(a) first, the Buyer shall pay such Purchase Price to each Originator selling Receivables in cash to the extent the Buyer has cash available therefor (including after giving effect to any Investments made under the Receivables Purchase Agreement and the receipt of Collections available for such purpose in accordance with the Receivables Purchase Agreement, including pursuant to a Release);

(b) second, if the Seller’s Net Worth is then less than the Required Capital Amount (after giving effect to any capital contributions made by ~~Mativ~~Neenah to the Buyer on such Payment Date), the Buyer shall set aside the amount of its cash available therefor (including after giving effect to cash payments made pursuant to clause (a) above and any Investments made under the Receivables Purchase Agreement and the receipt of Collections available for such purpose in accordance with the Receivables Purchase Agreement, including pursuant to a Release) necessary to repay any Subordinated Loans on the next-occurring Settlement Date in an amount sufficient to cause the Seller’s Net Worth to no longer exceed the Required Capital Amount, which cash the Buyer (or the Servicer on its behalf) shall hold in trust for distribution (as Collections) in accordance with Section 3.01(a) of the Receivables Purchase Agreement on such next-occurring Settlement Date;

(c) third, to the extent any Purchase Price payment remains due to the Originators selling Receivables after giving effect to clauses (a) and (b) above on such Payment Date, a Subordinated Loan shall automatically be made by Neenah to the Buyer under the Subordinated Loan Agreement in an initial principal amount equal to the amount of such remaining Purchase Price payment, and Neenah (on the Buyer’s behalf) shall pay (and shall be deemed to have paid) the proceeds of such Subordinated Loan to such Originators in payment of such Purchase Price; and

(d) fourth, with respect to Receivables originated by ~~Mativ, Mativ~~Neenah, Neenah hereby irrevocably does without further action contribute to the capital of the Buyer all such Receivables (together with their Related Rights), and the value of ~~Mativ’s~~Neenah’s membership interests in the Buyer shall increase by the Purchase Price relating to such Receivables.

For the avoidance of doubt, no Collections or other cash shall be deemed available to the Buyer to make any payment contemplated by this Section unless such Collections or other cash are available to the Buyer for such purpose pursuant to the terms of the Receivables Purchase Agreement.

~~Mativ~~Neenah, as owner of all Equity Interests in the Buyer and as Servicer, shall cause any Collections that are Released to the Buyer from time to time pursuant to the Receivables Purchase Agreement to be applied by or on behalf of the Buyer in accordance with this Section 3.1.

SECTION 3.2 [Reserved].

SECTION 3.3 Settlement as to Specific Receivables and Dilution.

(a) If on any day:

(i) any of the representations or warranties of an Originator set forth in Sections 5.8, 5.13, 5.22, 5.23, 5.24, 5.25, 5.28 or 5.29 are not true with respect to any Pool Receivable conveyed to the Buyer hereunder; or

(ii) the Outstanding Balance of any Pool Receivable conveyed to the Buyer hereunder is reduced or is cancelled as a result of (A) any defective, rejected, returned, repossessed or foreclosed goods or services, (B) any revision, cancellation, allowance, rebate, credit memo, discount or other adjustment made by the Originators, any other Seller-Related Party or any Affiliate thereof, or (C) any setoff, counterclaim or dispute between any Seller-Related Party or any Affiliate thereof and an Obligor;

then, in either case, the applicable Originator shall be deemed to have received a Collection on such Pool Receivable on such day in an amount equal to (x) in the case of clause (i) above, the affected Pool Receivable’s Outstanding Balance in full, and (y) in the case of clause (ii) above, amount equal to the positive difference between (A) such Pool Receivable’s Outstanding Balance prior to such reduction or cancelation and (B) such Pool Receivable’s Outstanding Balance after such reduction or cancelation. Collections deemed to have been received by the Originators pursuant to this Section 3.3(a) are referred herein to as “Deemed Collections.”

(b) If an Originator is deemed to receive any Deemed Collections pursuant to Section 3.3(a), then such Originator shall within two (2) Business Days thereof pay in cash to a Collection Account (or as otherwise directed by the Administrative Agent at such time) for the benefit of the Buyer and the Purchaser Parties (as Buyer’s assignees) an amount equal to:

(i) if the Termination Date has not occurred and no Event of Default or Potential Default has occurred and is continuing, the lesser of (x) the full amount of such Deemed Collections and (y) the amount necessary (by applying such amount as a Collection pursuant to Section 3.01(a) of the Receivables Purchase Agreement) to eliminate any Capital Coverage Amount Deficit (as defined therein) that exists at such time; or

documents or any indenture, sale agreement, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument to which such Originator is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of the Supporting Assets pursuant to the terms of any such indenture, credit agreement, loan agreement, security agreement, mortgage, deed of trust or other agreement or instrument, other than this Agreement and the other Transaction Documents or (iii) conflict with or violate any Law, except to the extent that any such conflict, breach, default, Adverse Claim or violation would not reasonably be expected to have a Material Adverse Effect.

SECTION 5.5 Litigation and Other Proceedings. There is no action, suit, proceeding or investigation pending, or to such Originator’s knowledge threatened, against such Originator before any Governmental Authority: (A) asserting the invalidity of this Agreement or any of the other Transaction Document, (B) seeking to prevent the grant of a security interest in any Receivable or Related Right by such Originator to the Buyer, the ownership or acquisition by the Buyer of any Receivable or Related Right or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeking any determination or ruling that would materially and adversely affect the performance by such Originator of its obligations under, or the validity or enforceability of, this Agreement or any other Transaction Document or (D) individually or in the aggregate for all such actions, suits, proceedings and investigations that could reasonably be expected to have a Material Adverse Effect.

SECTION 5.6 No Consents. Such Originator is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization or declaration of or with any Governmental Authority in connection with the execution, delivery, or performance of this Agreement or any other Transaction Document to which it is a party that has not already been obtained, except where the failure to obtain such consent, license, approval, registration, authorization or declaration could not reasonably be expected to have a Material Adverse Effect.

SECTION 5.7 Governmental Approvals. Except where the failure to obtain or make such authorization, consent, order, approval or action could not reasonably be expected to have a Material Adverse Effect, all authorizations, consents, orders and approvals of, or other actions by, any Governmental Authority that are required to be obtained by such Originator in connection with the grant of a security interest in the Receivables and the Related Rights to the Buyer hereunder or the due execution, delivery and performance by such Originator of this Agreement or any other Transaction Document to which it is a party and the consummation by such Originator of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect.

SECTION 5.8 Valid Sale. Each sale (or, in the case of ~~Mativ~~Neenah , contribution) of Receivables and the Related Rights made by each Originator pursuant to this Agreement shall constitute a valid sale (or, in the case of ~~Mativ~~Neenah, contribution), transfer and assignment of Receivables and Related Rights to the Buyer, enforceable against creditors of, and purchasers from, such Originator, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of termination of a Collection Account, the Administrative Agent shall have consented to such change in writing.

(x) Ownership of Buyer. ~~Mativ~~Neenah shall at all times own 100% of the Equity Interests of the Buyer free and clear of all Adverse Claims.

SECTION 6.2 Separateness Covenants. Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the Buyer’s identity as a legal entity separate from such Originator and its Affiliates. Therefore, from and after the date hereof, such Originator shall take all reasonable steps necessary to make it apparent to third Persons that the Buyer is an entity with assets and liabilities distinct from those of such Originators and any other Persons, and is not a division of any Originator, its Affiliates or any other Person. Without limiting the generality of the foregoing and in addition to and consistent with the other covenants set forth herein, each Originator shall take such actions as shall be required in order that:

(a) such Originator (other than ~~Mativ~~Neenah , solely in accordance with its rights and obligations under the Buyer’s limited liability company agreement) shall not be involved in the day to day management of the Buyer;

(b) such Originator shall maintain separate records and books of account from the Buyer and otherwise will observe corporate formalities and have a separate area from the Buyer for its business (which may be located at the same address as the Buyer, and, to the extent that it and the Buyer have offices in the same location, there shall be a fair and appropriate allocation of overhead costs between them, and each shall bear its fair share of such expenses);

(c) the financial statements and books and records of such Originator shall be prepared after the date of creation of the Buyer to reflect and shall reflect the separate existence of the Buyer; provided, that the Buyer’s assets and liabilities may be included in a consolidated financial statement issued by an Affiliate of the Buyer; provided, however, that any such consolidated financial statement or the notes thereto shall make clear that the Buyer’s assets are not available to satisfy the obligations of such Affiliate;

(d) except as permitted by the Receivables Purchase Agreement, (i) such Originator shall maintain its assets (including deposit accounts) separately from the assets (including deposit accounts) of the Buyer and (ii) such Originator’s assets, and records relating thereto, have not been, are not, and shall not be, commingled with those of the Buyer;

(e) such Originator shall not act as an agent for the Buyer (except in the capacity of Servicer or a Sub-Servicer);

(f) such Originator shall not conduct any of the business of the Buyer in its own name (except in the capacity of Servicer or a Sub-Servicer);

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

MATIV RECEIVABLES LLC, as Buyer

By:
Name:
Title:

MATIV HOLDINGS, INC., ~~as an Originator and~~ as the Servicer

By:
Name:
Title:

ARGOTEC LLC, as an Originator

By:
Name:
Title:

DELSTAR TECHNOLOGIES, INC., as an Originator

By:
Name:
Title:

SWM AMS LLC, as an Originator

By:
Name:
Title:

S-1

Schedule I

[*****]

Schedule II

[*****]

Schedule III

[*****]

Exhibit A

[*****]